Filed Pursuant to Rule 433
                                                         File No.: 333-132809-14


                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-NC2 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $854,173,000
                                  (Approximate)
                                 GSAMP 2006-NC2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates


                    Approximate       Primary                         Initial        Estimated      Principal        Expected
                     Principal       Collateral      Expected      Pass-Through      Avg. Life       Payment       S&P/ Moody's
Certificates       Balance(1)(4)       Group      Credit Support      Rate(5)        (yrs)(2)     Window(2)(3)     Ratings(6)(7)
--------------------------------------------------------------------------------------------------------------------------------
A-1                $239,618,000       Group I         20.65%      LIBOR + [ - ]%       2.15       07/06 - 06/12       Aaa/AAA
A-2A               $214,090,000      Group II         20.65%      LIBOR + [ - ]%       0.95       07/06 - 02/08       Aaa/AAA
A-2B               $102,864,000      Group II         20.65%      LIBOR + [ - ]%       2.00       02/08 - 09/08       Aaa/AAA
A-2C                $99,900,000      Group II         20.65%      LIBOR + [ - ]%       3.25       09/08 - 11/11       Aaa/AAA
A-2D                $42,998,000      Group II         20.65%      LIBOR + [ - ]%       5.93       11/11 - 06/12       Aaa/AAA
M-1                 $35,700,000    Group I & II       16.60%      LIBOR + [ - ]%       4.56       03/10 - 06/12       Aa1/AA+
M-2                 $28,649,000    Group I & II       13.35%      LIBOR + [ - ]%       4.42       12/09 - 06/12       Aa2/AA
M-3                 $16,748,000    Group I & II       11.45%      LIBOR + [ - ]%       4.35       11/09 - 06/12       Aa3/AA-
M-4                 $14,986,000    Group I & II        9.75%      LIBOR + [ - ]%       4.31       10/09 - 06/12        A1/A+
M-5                 $14,545,000    Group I & II        8.10%      LIBOR + [ - ]%       4.28       10/09 - 06/12        A2/A
M-6                 $13,663,000    Group I & II        6.55%      LIBOR + [ - ]%       4.25       09/09 - 06/12        A3/A-
M-7                 $12,341,000    Group I & II        5.15%      LIBOR + [ - ]%       4.24       08/09 - 06/12      Baa1/BBB+
M-8                 $11,019,000    Group I & II        3.90%      LIBOR + [ - ]%       4.22       08/09 - 06/12      Baa2/BBB
M-9                 $7,052,000     Group I & II        3.10%      LIBOR + [ - ]%       4.22       07/09 - 06/12      Baa3/BBB-
Total             $854,173,000


Non-Offered Certificates


--------------------------------------------------------------------------------------------------------------------------------
B-1                 $6,170,000     Group I & II       2.40%       LIBOR + [ - ]%        N/A            N/A           Ba1/BBB-
B-2                 $8,815,000     Group I & II       1.40%       LIBOR + [ - ]%        N/A            N/A            Ba2/BB+


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in June 2036.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.
(7) Rating Agency Contacts: Wioletta Frankowicz, Moody's Ratings (212) 553-1019 and Brian Weller, Standard and Poor's (212) 438-1934.

Selected Mortgage Pool Data(8)


                                                               Group I                          Group II                 Aggregate
                                                  --------------------------------  -------------------------------     ------------
                                                  Adjustable Rate      Fixed Rate   Adjustable Rate      Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                         $264,879,582      $37,095,992     $512,705,648      $66,818,478    $881,499,701
Number of Mortgage Loans                                    1,374              230            1,937              408           3,949
Average Scheduled Principal Balance                      $192,780         $161,287         $264,691         $163,771        $223,221
Weighted Average Gross Coupon:                             8.503%           8.037%           8.240%           8.040%          8.295%
Weighted Average Net Coupon(9):                            7.993%           7.527%           7.730%           7.530%          7.785%
Weighted Average Current FICO Score:                          607              634              633              646             626
Weighted Average Original LTV Ratio:                       80.63%           74.44%           80.80%           65.33%          79.31%
Weighted Average Combined LTV with Silent Seconds:         80.63%           78.99%           80.80%           76.48%          80.34%
Weighted Average Stated Remaining Term (months):              359              352              359              353             358
Weighted Average Seasoning (months):                            1                2                1                2               2
Weighted Average Months to Roll(10):                           23                0               23                0              23
Weighted Average Gross Margin(10):                          6.25%            0.00%            6.20%            0.00%           6.22%
Weighted Average Initial Rate Cap(10):                      1.50%            0.00%            1.50%            0.00%           1.50%
Weighted Average Periodic Rate Cap(10):                     1.50%            0.00%            1.50%            0.00%           1.50%
Weighted Average Gross Maximum Lifetime Rate(10):          15.49%            0.00%           15.24%            0.00%          15.32%
Weighted Average % of Silent Seconds:                      17.52%           14.74%           44.72%           13.91%          32.95%
Weighted Average DTI%:                                     42.32%           41.67%           41.75%           39.97%          41.78%


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(10) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century ("New Century").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.40% and excess spread.

o Until the completion of servicing transfers scheduled to occur by August 1, 2006, New Century Mortgage Corporation will interim service the Mortgage Loans. Ocwen Loan Servicing, LLC ("Ocwen") will service the Mortgage Loans thereafter. New Century's residential primary servicer ratings for subprime loans are: Average (S&P), SQ3+ (Moody's) and RPS3 (Fitch). Ocwen's residential primary servicer ratings for subprime loans are: Strong (S&P), SQ2- (Moody's) and RPS2 (Fitch).

o Wells Fargo Bank, N.A. ("Wells Fargo") will act as master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicer.

o All amounts and percentages herein related to the Mortgage Loans are as of the Cut-off Date unless otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06NC2" and on Bloomberg as "GSAMP 06-NC2".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $865,632,706. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.45% (on an actual/360 basis) on the scheduled notional amount to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the scheduled notional amount from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:                    June 29, 2006

Cut-off Date:                             June 1, 2006

Expected Pricing Date:                    Week of June 19, 2006

First Distribution Date:                  July 25, 2006

Key Terms

Offered Certificates:                     Class A and Class M Certificates

Non-Offered Certificates:                 Class B Certificates

Class A Certificates:                     Class A-1, Class A-2A, Class A-2B,
                                          Class A-2C and Class A-2D Certificates

Class A-2 Certificates:                   Class A-2A, Class A-2B, Class A-2C and
                                          Class A-2D Certificates

Class M Certificates:                     Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5, Class M-6, Class M-7,
                                          Class M-8, and Class M-9 Certificates

Class B Certificates:                     Class B-1 and Class B-2 Certificates

Residual Certificates:                    Class R, Class RC and Class RX

LIBOR Certificates:                       Offered and Non-Offered Certificates

Depositor:                                GS Mortgage Securities Corp.

Lead Manager:                             Goldman, Sachs & Co.

Servicers:                                Until completion of servicing
                                          transfers (scheduled to occur by
                                          August 1, 2006), New Century Mortgage
                                          Corporation will interim service the
                                          Mortgage Loans. Ocwen Loan Servicing,
                                          LLC will service the Mortgage Loans
                                          thereafter.

Master Servicer and Securities            Wells Fargo Bank, N.A.
Administrator:

Trustee:                                  Deutsche Bank National Trust Company


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Custodian:                                Deutsche Bank National Trust Company

Swap Provider:                            [TBD]

Servicing Fee Rate:                       50 bps

Master Servicing and Securities           No more than 2 bps
Administrator Fee Rate:

Expense Fee Rate:                         The Servicing Fee Rate and the Master
                                          Servicing and Securities Administrator
                                          Fee Rate

Expense Fee:                              The aggregate of the servicing fee at
                                          the Servicing Fee Rate and the master
                                          servicing and securities administrator
                                          fee at the Master Servicing and
                                          Securities Administrator Fee Rate

Distribution Date:                        25th day of the month or the following
                                          business day

Last Scheduled Distribution Date:         For all Certificates, the Distribution
                                          Date occurring in June 2036

Record Date:                              For any Distribution Date, the last
                                          business day of the related Interest
                                          Accrual Period

Delay Days:                               0 day delay on all the LIBOR
                                          Certificates

Prepayment Period:                        The calendar month prior to the
                                          Distribution Date

Due Period:                               The period commencing on the second
                                          day of the calendar month preceding
                                          the month in which the Distribution
                                          Date occurs and ending on the first
                                          day of the calendar month in which
                                          Distribution Date occurs.

Day Count:                                Actual/360 basis

Interest Accrual Period:                  From the prior Distribution Date to
                                          the day prior to the current
                                          Distribution Date (except for the
                                          initial Interest Accrual Period for
                                          which interest will accrue from the
                                          Closing Date).

Pricing Prepayment Assumption:            Adjustable rate Mortgage Loans: CPR
                                          starting at 5% CPR in the first month
                                          of the Mortgage Loan (i.e. loan age)
                                          and increasing to 30% CPR in month 12
                                          (an approximate 2.273% increase per
                                          month), remaining at 30% CPR for 12
                                          months, then moving to 60% CPR for 3
                                          months, and then remaining at 35% CPR
                                          thereafter.

                                          Fixed rate Mortgage Loans: CPR
                                          starting at 5% CPR in the first month
                                          of the Mortgage Loan (i.e. loan age)
                                          and increasing to 24% CPR in month 12
                                          (an approximate 1.727% increase per
                                          month), and remaining at 24% CPR
                                          thereafter.

Mortgage Loans:                           The trust will consist of subprime,
                                          first and second lien, fixed rate and
                                          adjustable rate residential mortgage
                                          loans.

Group I Mortgage Loans:                   Approximately $301,975,574 of Mortgage
                                          Loans with original principal balances
                                          as of the Cut-off Date that conform to
                                          the original principal balance limits
                                          for one- to four-family residential
                                          mortgage loan guidelines set by Fannie
                                          Mae or Freddie Mac.

Group II Mortgage Loans:                  Approximately $579,524,127 of Mortgage
                                          Loans with original principal balances
                                          as of the Cut-off Date that may or may
                                          not conform to the original principal
                                          balance limits for one- to four-family
                                          residential mortgage loan guidelines
                                          set by Fannie Mae or Freddie Mac.

Excess Spread:                            The initial weighted average net
                                          coupon of the mortgage pool will be
                                          greater than the interest payments on
                                          the LIBOR Certificates, resulting in
                                          excess cash flow calculated in the
                                          following manner based on the
                                          collateral as of the Cut-off Date:

                                          Initial Gross WAC(1):                                     8.2953%
                                            Less Fees & Expenses(2):                                0.5100%
                                                                                                    -------
                                          Net WAC(1):                                               7.7853%
                                            Less Initial LIBOR Certificate Coupon (Approx.)(3):     5.4528%
                                            Less Initial Net Swap Outflow(3):                       0.1355%
                                                                                                    -------
                                          Initial Excess Spread(1):                                 2.1970%

                                          (1)   This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.
                                          (2)   Assumes a fee of 51 bps.
                                          (3)   Assumes 1-month LIBOR equal to 5.312%, initial marketing spreads and a 30-day month.
                                                This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Servicer Advancing:                       Yes as to principal and interest,
                                          subject to recoverability

Compensating Interest:                    Each Servicer will pay compensating
                                          interest equal to the lesser of (A)
                                          the aggregate of the prepayment
                                          interest shortfalls on the Mortgage
                                          Loans for the related Distribution
                                          Date resulting from Principal
                                          Prepayments on the Mortgage Loans
                                          during the related Prepayment Period
                                          and (B) the aggregate Servicing Fee
                                          received for the related Distribution
                                          Date.

Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call.

Rating Agencies:                          Standard & Poor's Ratings Services, a
                                          division of The McGraw-Hill Companies,
                                          Inc. and Moody's Investors Service,
                                          Inc. will rate all of the Offered
                                          Certificates.

Minimum Denomination:                     $25,000 with regard to each of the
                                          Offered Certificates

Legal Investment:                         It is anticipated that the Offered
                                          Certificates will not be SMMEA
                                          eligible.

ERISA Eligible:                           Underwriter's exemption is expected to
                                          apply to the Offered Certificates.
                                          However, in addition, for so long as
                                          the swap agreement is in effect,
                                          prospective purchasers must be
                                          eligible under one or more
                                          investor-based exemptions, and
                                          prospective purchasers should consult
                                          their own counsel.

Tax Treatment:                            Portions of the trust will be treated
                                          as multiple real estate mortgage
                                          investment conduits, or REMICs, for
                                          federal income tax purposes.

                                          The Offered Certificates will
                                          represent regular interests in a
                                          REMIC, which will be treated as debt
                                          instruments of a REMIC, and interests
                                          in certain basis risk interest carry
                                          forward payments, pursuant to the
                                          payment priorities in the transaction.
                                          Each interest in basis risk interest
                                          carry forward payments will be treated
                                          as an interest rate cap contract for
                                          federal income tax purposes.

                                          The discussion contained in this term
                                          sheet as to federal, state and local
                                          tax matters is not intended or written
                                          to be used, and cannot be used, for
                                          the purpose of avoiding U.S. federal,
                                          state, or local tax penalties. This
                                          discussion is written to support the
                                          promotion of marketing of the
                                          transactions or matters addressed in
                                          this term sheet. You should seek
                                          advice based on your circumstances
                                          form an independent tax advisor.

Registration Statement and Prospectus:    This term sheet does not contain all
                                          information that is required to be
                                          included in a registration statement,
                                          or in a base prospectus and prospectus
                                          supplement. The Depositor has filed a
                                          registration statement (including the
                                          prospectus with the SEC for the
                                          offering to which this communication
                                          relates. Before you invest, you should
                                          read the Prospectus in the
                                          registration statement and other
                                          documents the Depositor has filed with
                                          the SEC for more complete information
                                          about the Depositor, the issuing trust
                                          and this offering. You may get these
                                          documents for free by visiting EDGAR
                                          on the SEC website at www.sec.gov.
                                          Alternatively, the Depositor or
                                          Goldman, Sachs & Co., the underwriter
                                          for this offering, will arrange to
                                          send you the Prospectus if you request
                                          it by calling toll-free
                                          1-866-471-2526.

                                          The registration statement referred to
                                          above (including the prospectus) is
                                          incorporated in this term sheet by
                                          reference and may be accessed by
                                          clicking on the following hyperlink:
                                          http://sec.gov/Archives/edgar/data/
                                          807641/000091412106000903/
                                          gs886094-s3.txt

Risk Factors:                             PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS INCLUDED IN THE
                                          REGISTRATION STATEMENT FOR A
                                          DESCRIPTION OF INFORMATION THAT SHOULD
                                          BE CONSIDERED IN CONNECTION WITH AN
                                          INVESTMENT IN THE OFFERED
                                          CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. Interest shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) and not covered by compensating interest will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on these certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.40% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.80% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of Certificates to the required distributions on the more senior classes of Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.30%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
---------------------------------------------------------------------------
  A                      20.65%                             41.30%
 M-1                     16.60%                             33.20%
 M-2                     13.35%                             26.70%
 M-3                     11.45%                             22.90%
 M-4                      9.75%                             19.50%
 M-5                      8.10%                             16.20%
 M-6                      6.55%                             13.10%
 M-7                      5.15%                             10.30%
 M-8                      3.90%                              7.80%
 M-9                      3.10%                              6.20%

(1)   Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 38.70% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


 Distribution Dates                    Cumulative Realized Loss Percentage
---------------------------------------------------------------------------------------
July 2008 - June 2009                       1.30% for the first month,
                           plus an additional 1/12th of 1.60% for each month thereafter
July 2009 - June 2010                       2.90% for the first month,
                           plus an additional 1/12th of 1.65% for each month thereafter
July 2010 - June 2011                       4.55% for the first month,
                           plus an additional 1/12th of 1.30% for each month thereafter
July 2011 - June 2012                       5.85% for the first month,
                           plus an additional 1/12th of 0.70% for each month thereafter
July 2012 and thereafter                               6.55%


Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-Up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates" and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 66.80% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 97.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii)to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

(xi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi)  to the holders of the Class X certificates, any remaining amounts.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receivable from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount as a result of interest on current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)


                                                                                          37-48      49-60
         Product Type    No Penalty      0-12 Months     13-24 Months     25-36 Months    Months     Months          Total
------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                   $76,906,319     $19,189,397     $124,991,196              $0         $0         $0     $221,086,912
2 YR ARM BALLOON 40/30     124,989,092      13,752,837      313,405,972               0          0          0      452,147,901
2 YR ARM IO                 18,436,563       6,939,599       75,804,769               0          0          0      101,180,931
3 YR ARM                       467,261               0                0       1,239,808          0          0        1,707,069
3 YR ARM BALLOON 40/30         231,911         467,830                0         762,676          0          0        1,462,417
FIXED                       19,024,811       5,430,530        6,107,401      48,556,014          0          0       79,118,756
FIXED BALLOON 40/30          2,505,217       4,645,180                0      17,645,317          0          0       24,795,714
------------------------------------------------------------------------------------------------------------------------------
Total:                    $242,561,174     $50,425,374     $520,309,338     $68,203,815         $0         $0     $881,499,701
------------------------------------------------------------------------------------------------------------------------------


      Product Type       No Penalty    0-12 Months    13-24 Months   25-36 Months    37-48 Months    49-60 Months
------------------------------------------------------------------------------------------------------------------
2 YR ARM                       8.72%          2.18%          14.18%          0.00%           0.00%           0.00%
2 YR ARM BALLOON 40/30        14.18           1.56           35.55           0.00            0.00            0.00
2 YR ARM IO                    2.09           0.79            8.60           0.00            0.00            0.00
3 YR ARM                       0.05           0.00            0.00           0.14            0.00            0.00
3 YR ARM BALLOON 40/30         0.03           0.05            0.00           0.09            0.00            0.00
FIXED                          2.16           0.62            0.69           5.51            0.00            0.00
FIXED BALLOON 40/30            0.28           0.53            0.00           2.00            0.00            0.00
------------------------------------------------------------------------------------------------------------------
Total:                        27.52%          5.72%          59.03%          7.74%           0.00%           0.00%
------------------------------------------------------------------------------------------------------------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on June 14, 2006) are used

o     40% loss severity; 6 month lag in recoveries

o Run to call with collateral losses calculated through the life of the applicable bond

o     Offered Certificates are priced at par

o     Assumes bonds pay on 25th of month


-----------------------------------------------------------------------------------------------------------------------------
                                            First Dollar of Loss              LIBOR Flat                    0% Return
-----------------------------------------------------------------------------------------------------------------------------
Class M-1       CDR (%)                                      30.78                        31.05                         32.42
                Yield (%)                                   5.6911                       5.4425                        0.0237
                WAL                                           3.41                         3.32                          3.28
                Modified Duration                             3.06                         2.99                          3.06
                Principal Window                     Nov09 - Nov09                Oct09 - Oct09                 Oct09 - Oct09
                Principal Writedown ($)          52,723.66 (0.15%)           369,982.67 (1.04%)         6,709,121.60 (18.79%)
                Total Collat Loss ($)      172,449,537.55 (19.56%)      172,312,716.75 (19.55%)       178,099,047.32 (20.20%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-2       CDR (%)                                      24.44                        24.51                         25.68
                Yield (%)                                   5.7317                       5.4145                        0.0502
                WAL                                           3.74                         3.74                           3.6
                Modified Duration                             3.32                         3.33                          3.33
                Principal Window                     Mar10 - Mar10                Mar10 - Mar10                 Feb10 - Feb10
                Principal Writedown ($)          28,429.95 (0.10%)           400,653.14 (1.40%)         5,910,488.15 (20.63%)
                Total Collat Loss ($)      148,105,550.48 (16.80%)      148,442,408.41 (16.84%)       152,991,925.93 (17.36%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-3       CDR (%)                                      21.10                        21.14                         21.84
                Yield (%)                                   5.7491                       5.4390                        0.0448
                WAL                                           3.99                         3.99                          3.86
                Modified Duration                             3.52                         3.52                          3.52
                Principal Window                     Jun10 - Jun10                Jun10 - Jun10                 May10 - May10
                Principal Writedown ($)          22,365.80 (0.13%)           251,162.18 (1.50%)         3,712,809.66 (22.17%)
                Total Collat Loss ($)      134,164,165.12 (15.22%)      134,370,199.41 (15.24%)       137,105,866.73 (15.55%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-4       CDR (%)                                      18.41                        18.45                         19.05
                Yield (%)                                   5.7972                       5.4462                        0.0647
                WAL                                           4.16                         4.16                          4.01
                Modified Duration                             3.65                         3.65                          3.65
                Principal Window                     Aug10 - Aug10                Aug10 - Aug10                 Jul10 - Jul10
                Principal Writedown ($)          10,447.57 (0.07%)           253,052.57 (1.69%)         3,463,644.32 (23.11%)
                Total Collat Loss ($)      121,429,307.52 (13.78%)      121,647,517.44 (13.80%)       124,160,695.79 (14.09%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-5       CDR (%)                                      15.98                        16.02                         16.53
                Yield (%)                                   5.7730                       5.4066                        0.0790
                WAL                                           4.32                         4.32                          4.23
                Modified Duration                             3.78                         3.78                          3.84
                Principal Window                     Oct10 - Oct10                Oct10 - Oct10                 Oct10 - Oct10
                Principal Writedown ($)          43,841.24 (0.30%)           300,174.32 (2.06%)         3,552,025.13 (24.42%)
                Total Collat Loss ($)      109,132,957.16 (12.38%)      109,363,416.36 (12.41%)       112,284,788.39 (12.74%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-6       CDR (%)                                      13.83                        13.87                         14.34
                Yield (%)                                   5.8393                       5.4474                        0.1153
                WAL                                           4.49                         4.49                          4.35
                Modified Duration                              3.9                         3.90                          3.96
                Principal Window                     Dec10 - Dec10                Dec10 - Dec10                 Dec10 - Dec10
                Principal Writedown ($)          55,600.31 (0.41%)           323,886.19 (2.37%)         3,467,395.00 (25.38%)
                Total Collat Loss ($)       97,572,358.03 (11.07%)       97,814,847.48 (11.10%)       100,648,396.03 (11.42%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-7       CDR (%)                                      11.98                        12.06                         12.47
                Yield (%)                                   6.2946                       5.4186                        0.0599
                WAL                                           4.66                         4.65                          4.44
                Modified Duration                             3.98                         3.99                          4.05
                Principal Window                     Feb11 - Feb11                Feb11 - Feb11                 Feb11 - Feb11
                Principal Writedown ($)          25,053.34 (0.20%)           585,794.75 (4.75%)         3,449,020.23 (27.95%)
                Total Collat Loss ($)        87,078,004.91 (9.88%)        87,585,678.97 (9.94%)        90,173,343.32 (10.23%)
-----------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on June 14, 2006) are used

o     40% loss severity; 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Offered Certificates are priced at par

o     Assumes bonds pay on 25th of month


                                           First Dollar of Loss            LIBOR Flat                  0% Return
-----------------------------------------------------------------------------------------------------------------------
Class M-8      CDR (%)                                     10.42                      10.50                       10.86
               Yield (%)                                  6.3925                     5.4060                      0.0232
               WAL                                          4.82                       4.80                        4.42
               Modified Duration                            4.08                       4.09                        4.09
               Principal Window                    Apr11 - Apr11              Apr11 - Apr11               Mar11 - Mar11
               Principal Writedown ($)         59,186.57 (0.54%)         635,978.48 (5.77%)       3,147,634.74 (28.57%)
               Total Collat Loss ($)       77,807,245.83 (8.83%)      78,336,237.32 (8.89%)       80,298,826.28 (9.11%)
-----------------------------------------------------------------------------------------------------------------------
Class M-9      CDR (%)                                      9.44                       9.54                        9.74
               Yield (%)                                  7.2982                     5.3123                      0.2353
               WAL                                          4.91                       4.83                        4.42
               Modified Duration                            4.04                       4.06                        4.12
               Principal Window                    May11 - May11              May11 - May11               May11 - May11
               Principal Writedown ($)         27,035.71 (0.38%)        758,060.15 (10.75%)       2,226,136.29 (31.57%)
               Total Collat Loss ($)       71,607,806.92 (8.12%)      72,286,086.40 (8.20%)       73,637,932.65 (8.35%)
-----------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised


                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.71             3.19             2.33             1.66             1.30             1.16
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           317              224              165              127              31               27
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.56             1.18             0.95             0.81             0.71             0.63
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           34               25               20               17               14               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    3.72             2.49             2.00             1.72             1.46             1.27
              First Prin Pay          34               25               20               17               14               13
              Last Prin Pay           60               40               27               24               21               18
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.56             4.98             3.25             2.23             1.99             1.79
              First Prin Pay          60               40               27               24               21               18
              Last Prin Pay           136              89               65               32               26               25
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    16.07            10.70            7.78             4.33             2.33             2.13
              First Prin Pay          136              89               65               32               26               25
              Last Prin Pay           317              224              164              126              31               27
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    9.18             6.11             5.00             5.64             5.74             4.77
              First Prin Pay          49               38               45               57               53               44
              Last Prin Pay           275              187              137              105              101              83
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.15             6.08             4.85             4.75             4.17             3.52
              First Prin Pay          49               38               42               49               44               37
              Last Prin Pay           263              178              130              100              79               65
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    9.12             6.06             4.75             4.42             3.78             3.20
              First Prin Pay          49               38               41               46               41               35
              Last Prin Pay           251              169              123              94               75               62
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    9.09             6.03             4.70             4.26             3.59             3.06
              First Prin Pay          49               37               40               44               38               33
              Last Prin Pay           243              163              118              91               72               60
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    9.04             5.99             4.65             4.13             3.46             2.96
              First Prin Pay          49               37               40               42               37               32
              Last Prin Pay           233              156              114              87               69               57
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.98             5.95             4.58             4.02             3.34             2.86
              First Prin Pay          49               37               39               41               35               30
              Last Prin Pay           223              148              108              82               65               54
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.90             5.89             4.53             3.92             3.25             2.78
              First Prin Pay          49               37               38               40               34               30
              Last Prin Pay           210              139              101              77               61               51
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.77             5.80             4.44             3.82             3.16             2.71
              First Prin Pay          49               37               38               39               33               29
              Last Prin Pay           196              129              94               72               57               48
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                    8.60             5.69             4.36             3.72             3.07             2.66
              First Prin Pay          49               37               37               38               33               29
              Last Prin Pay           179              118              86               65               52               44
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised


                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.36             2.95             2.15             1.56             1.30             1.16
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           151              99               72               55               31               27
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.56             1.18             0.95             0.81             0.71             0.63
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           34               25               20               17               14               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    3.72             2.49             2.00             1.72             1.46             1.27
              First Prin Pay          34               25               20               17               14               13
              Last Prin Pay           60               40               27               24               21               18
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.56             4.98             3.25             2.23             1.99             1.79
              First Prin Pay          60               40               27               24               21               18
              Last Prin Pay           136              89               65               32               26               25
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    12.44            8.15             5.93             3.33             2.33             2.13
              First Prin Pay          136              89               65               32               26               25
              Last Prin Pay           151              99               72               55               31               27
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.31             5.51             4.56             4.57             3.66             3.07
              First Prin Pay          49               38               45               55               44               37
              Last Prin Pay           151              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.31             5.50             4.42             4.41             3.66             3.07
              First Prin Pay          49               38               42               49               44               37
              Last Prin Pay           151              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.31             5.50             4.35             4.11             3.54             3.01
              First Prin Pay          49               38               41               46               41               35
              Last Prin Pay           151              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.31             5.49             4.31             3.96             3.36             2.87
              First Prin Pay          49               37               40               44               38               33
              Last Prin Pay           151              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.31             5.49             4.28             3.85             3.24             2.78
              First Prin Pay          49               37               40               42               37               32
              Last Prin Pay           151              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.31             5.49             4.25             3.76             3.15             2.70
              First Prin Pay          49               37               39               41               35               30
              Last Prin Pay           151              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.31             5.49             4.24             3.70             3.08             2.64
              First Prin Pay          49               37               38               40               34               30
              Last Prin Pay           151              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.31             5.49             4.22             3.64             3.03             2.60
              First Prin Pay          49               37               38               39               33               29
              Last Prin Pay           151              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-9     WAL                    8.31             5.49             4.22             3.61             2.99             2.59
              First Prin Pay          49               37               37               38               33               29
              Last Prin Pay           151              99               72               55               44               37
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on June 14, 2006,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution   Excess Spread            Distribution   Excess Spread            Distribution   Excess Spread
Period       Date            (%)        Period       Date            (%)        Period       Date             (%)
---------------------------------------------------------------------------------------------------------------------
  1         Jul-06           2.94         49        Jul-10           4.87         97        Jul-14           4.87
  2         Aug-06           2.02         50        Aug-10           4.68         98        Aug-14           4.71
  3         Sep-06           2.02         51        Sep-10           4.66         99        Sep-14           4.72
  4         Oct-06           2.20         52        Oct-10           4.84        100        Oct-14           4.91
  5         Nov-06           2.01         53        Nov-10           4.65        101        Nov-14           4.76
  6         Dec-06           2.19         54        Dec-10           4.84        102        Dec-14           4.96
  7         Jan-07           2.01         55        Jan-11           4.62        103        Jan-15           4.79
  8         Feb-07           2.01         56        Feb-11           4.64        104        Feb-15           4.82
  9         Mar-07           2.56         57        Mar-11           5.20        105        Mar-15           5.35
  10        Apr-07           2.01         58        Apr-11           4.63        106        Apr-15           4.85
  11        May-07           2.19         59        May-11           4.82        107        May-15           5.05
  12        Jun-07           2.01         60        Jun-11           4.63        108        Jun-15           4.90
  13        Jul-07           2.19         61        Jul-11           4.81        109        Jul-15           5.09
  14        Aug-07           2.01         62        Aug-11           4.62        110        Aug-15           4.95
  15        Sep-07           2.01         63        Sep-11           4.62        111        Sep-15           4.97
  16        Oct-07           2.19         64        Oct-11           4.80        112        Oct-15           5.16
  17        Nov-07           2.01         65        Nov-11           4.62        113        Nov-15           5.02
  18        Dec-07           2.19         66        Dec-11           4.82        114        Dec-15           5.22
  19        Jan-08           2.01         67        Jan-12           4.60        115        Jan-16           5.09
  20        Feb-08           2.01         68        Feb-12           4.63        116        Feb-16           5.12
  21        Mar-08           2.38         69        Mar-12           5.01        117        Mar-16           5.47
  22        Apr-08           2.01         70        Apr-12           4.64        118        Apr-16           5.18
  23        May-08           2.50         71        May-12           4.83        119        May-16           5.37
  24        Jun-08           3.30         72        Jun-12           4.65        120        Jun-16           5.23
  25        Jul-08           3.48         73        Jul-12           4.62
  26        Aug-08           3.28         74        Aug-12           4.43
  27        Sep-08           3.27         75        Sep-12           4.43
  28        Oct-08           3.45         76        Oct-12           4.63
  29        Nov-08           3.55         77        Nov-12           4.45
  30        Dec-08           4.65         78        Dec-12           4.66
  31        Jan-09           4.44         79        Jan-13           4.46
  32        Feb-09           4.44         80        Feb-13           4.48
  33        Mar-09           5.00         81        Mar-13           5.06
  34        Apr-09           4.42         82        Apr-13           4.50
  35        May-09           4.70         83        May-13           4.70
  36        Jun-09           4.74         84        Jun-13           4.53
  37        Jul-09           4.92         85        Jul-13           4.73
  38        Aug-09           4.67         86        Aug-13           4.55
  39        Sep-09           4.69         87        Sep-13           4.56
  40        Oct-09           4.88         88        Oct-13           4.75
  41        Nov-09           4.69         89        Nov-13           4.58
  42        Dec-09           4.91         90        Dec-13           4.78
  43        Jan-10           4.68         91        Jan-14           4.59
  44        Feb-10           4.70         92        Feb-14           4.62
  45        Mar-10           5.26         93        Mar-14           5.18
  46        Apr-10           4.69         94        Apr-14           4.64
  47        May-10           4.88         95        May-14           4.84
  48        Jun-10           4.69         96        Jun-14           4.68



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                                   Loan Group   Loan Group                                     Loan Group   Loan Group
         Distribution   WAC Cap     I WAC Cap   II WAC Cap            Distribution   WAC Cap    I WAC Cap   II WAC Cap
Period       Date         (%)          (%)         (%)       Period       Date         (%)         (%)          (%)
----------------------------------------------------------------------------------------------------------------------
   1        Jul-06       23.27        23.44       23.18        49        Jul-10       17.84       17.91        17.80
   2        Aug-06       21.77        21.92       21.69        50        Aug-10       17.28       17.35        17.25
   3        Sep-06       21.70        21.85       21.62        51        Sep-10       17.16       17.23        17.13
   4        Oct-06       21.86        22.01       21.79        52        Oct-10       17.47       17.54        17.44
   5        Nov-06       21.51        21.65       21.43        53        Nov-10       16.93       16.99        16.89
   6        Dec-06       21.63        21.78       21.55        54        Dec-10       17.25       17.32        17.21
   7        Jan-07       21.23        21.38       21.16        55        Jan-11       16.70       16.77        16.67
   8        Feb-07       21.06        21.21       20.99        56        Feb-11       16.59       16.65        16.56
   9        Mar-07       21.68        21.84       21.59        57        Mar-11       17.86       17.93        17.83
  10        Apr-07       20.65        20.80       20.58        58        Apr-11       16.37       16.43        16.34
  11        May-07       20.66        20.81       20.58        59        May-11       16.69       16.76        16.66
  12        Jun-07       20.15        20.29       20.07        60        Jun-11       16.16       16.22        16.13
  13        Jul-07       20.14        20.29       20.06        61        Jul-11       13.29       13.35        13.25
  14        Aug-07       19.64        19.78       19.56        62        Aug-11       12.85       12.91        12.81
  15        Sep-07       19.39        19.53       19.31        63        Sep-11       12.83       12.89        12.80
  16        Oct-07       19.40        19.54       19.32        64        Oct-11       13.24       13.31        13.21
  17        Nov-07       18.90        19.05       18.83        65        Nov-11       12.80       12.86        12.77
  18        Dec-07       18.92        19.07       18.84        66        Dec-11       13.21       13.28        13.18
  19        Jan-08       18.44        18.58       18.36        67        Jan-12       12.77       12.83        12.74
  20        Feb-08       18.21        18.35       18.13        68        Feb-12       12.76       12.82        12.73
  21        Mar-08       18.50        18.66       18.43        69        Mar-12       13.62       13.68        13.59
  22        Apr-08       17.77        17.91       17.69        70        Apr-12       12.73       12.78        12.70
  23        May-08       18.11        18.32       18.01        71        May-12       13.14       13.19        13.11
  24        Jun-08       18.47        18.60       18.41        72        Jun-12       12.70       12.75        12.67
  25        Jul-08       17.77        17.90       17.70        73        Jul-12       13.11       13.16        13.08
  26        Aug-08       16.58        16.71       16.52        74        Aug-12       12.67       12.72        12.64
  27        Sep-08       15.87        16.00       15.80        75        Sep-12       12.65       12.70        12.62
  28        Oct-08       15.97        16.10       15.90        76        Oct-12       13.06       13.11        13.03
  29        Nov-08       15.78        15.95       15.68        77        Nov-12       12.62       12.67        12.59
  30        Dec-08       17.06        17.17       17.00        78        Dec-12       13.03       13.08        13.00
  31        Jan-09       16.72        16.83       16.66        79        Jan-13       12.59       12.64        12.56
  32        Feb-09       16.56        16.67       16.50        80        Feb-13       12.57       12.62        12.55
  33        Mar-09       17.47        17.60       17.41        81        Mar-13       13.90       13.96        13.87
  34        Apr-09       16.26        16.37       16.20        82        Apr-13       12.54       12.59        12.52
  35        May-09       16.75        16.91       16.66        83        May-13       12.94       12.99        12.92
  36        Jun-09       17.19        17.28       17.14        84        Jun-13       12.51       12.55        12.48
  37        Jul-09       17.42        17.52       17.36        85        Jul-13       12.91       12.95        12.88
  38        Aug-09       16.90        16.99       16.85        86        Aug-13       12.48       12.52        12.45
  39        Sep-09       16.75        16.84       16.70        87        Sep-13       12.46       12.50        12.44
  40        Oct-09       16.98        17.07       16.93        88        Oct-13       12.86       12.90        12.83
  41        Nov-09       16.75        16.90       16.68        89        Nov-13       12.43       12.47        12.40
  42        Dec-09       17.94        18.02       17.89        90        Dec-13       12.82       12.87        12.80
  43        Jan-10       17.39        17.47       17.35        91        Jan-14       12.39       12.43        12.37
  44        Feb-10       17.25        17.33       17.21        92        Feb-14       12.38       12.41        12.35
  45        Mar-10       18.43        18.52       18.39        93        Mar-14       13.68       13.73        13.66
  46        Apr-10       16.99        17.07       16.95        94        Apr-14       12.34       12.38        12.32
  47        May-10       17.47        17.58       17.41        95        May-14       12.73       12.77        12.71
  48        Jun-10       17.53        17.60       17.49        96        Jun-14       12.31       12.34        12.29



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

         Distribution                 Loan Group I    Loan Group II
Period       Date       WAC Cap (%)     WAC Cap (%)     WAC Cap (%)
-------------------------------------------------------------------
  97        Jul-14         12.70           12.74           12.68
  98        Aug-14         12.27           12.31           12.25
  99        Sep-14         12.25           12.29           12.24
  100       Oct-14         12.64           12.68           12.63
  101       Nov-14         12.22           12.25           12.20
  102       Dec-14         12.61           12.64           12.59
  103       Jan-15         12.18           12.22           12.17
  104       Feb-15         12.17           12.20           12.15
  105       Mar-15         13.45           13.48           13.43
  106       Apr-15         12.13           12.16           12.11
  107       May-15         12.52           12.55           12.50
  108       Jun-15         12.09           12.12           12.08
  109       Jul-15         12.48           12.51           12.46
  110       Aug-15         12.06           12.08           12.04
  111       Sep-15         12.04           12.06           12.02
  112       Oct-15         12.42           12.45           12.41
  113       Nov-15         12.00           12.03           11.99
  114       Dec-15         12.38           12.41           12.37
  115       Jan-16         11.96           11.99           11.95
  116       Feb-16         11.95           11.97           11.93
  117       Mar-16         12.75           12.77           12.74
  118       Apr-16         11.91           11.93           11.90
  119       May-16         12.29           12.31           12.27
  120       Jun-16         11.87           11.89           11.86


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $865,632,706. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.45% (on a actual/360 basis) on the scheduled notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on an actual/360 basis) on the scheduled notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule


                             Swap Notional
Period   Distribution Date     Amount ($)     Period   Distribution Date   Swap Notional Amount
-----------------------------------------------------------------------------------------------
   1           Jul-06         865,632,706       38           Aug-09             112,140,361
   2           Aug-06         856,255,914       39           Sep-09             105,782,555
   3           Sep-06         844,234,083       40           Oct-09              99,782,933
   4           Oct-06         829,571,936       41           Nov-09              94,120,841
   5           Nov-06         812,296,516       42           Dec-09              88,776,837
   6           Dec-06         792,458,101       43           Jan-10              83,732,653
   7           Jan-07         770,130,877       44           Feb-10              78,971,012
   8           Feb-07         745,413,318       45           Mar-10              74,475,688
   9           Mar-07         718,428,256       46           Apr-10              70,231,404
  10           Apr-07         689,322,741       47           May-10              66,223,773
  11           May-07         658,302,133       48           Jun-10              62,439,247
  12           Jun-07         626,275,541       49           Jul-10              58,865,080
  13           Jul-07         595,778,592       50           Aug-10              55,489,246
  14           Aug-07         566,737,910       51           Sep-10              52,300,431
  15           Sep-07         539,083,650       52           Oct-10              49,287,977
  16           Oct-07         512,749,331       53           Nov-10              46,441,848
  17           Nov-07         487,671,670       54           Dec-10              43,752,588
  18           Dec-07         463,790,427       55           Jan-11              41,211,293
  19           Jan-08         441,048,262       56           Feb-11              38,809,572
  20           Feb-08         419,390,592       57           Mar-11              36,539,521
  21           Mar-08         398,765,461       58           Apr-11              34,393,695
  22           Apr-08         379,123,408       59           May-11              32,365,077
  23           May-08         360,366,681       60           Jun-11              30,445,366
  24           Jun-08         335,224,618       61           Jul-11 onwards               0
  25           Jul-08         280,717,220
  26           Aug-08         235,508,485
  27           Sep-08         201,677,367
  28           Oct-08         189,567,563
  29           Nov-08         178,150,336
  30           Dec-08         172,773,941
  31           Jan-09         166,880,287
  32           Feb-09         157,661,243
  33           Mar-09         148,966,405
  34           Apr-09         140,765,352
  35           May-09         133,029,455
  36           Jun-09         125,731,769
  37           Jul-09         118,847,500



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $881,499,701
Number of Mortgage Loans:                                                  3,949
Average Scheduled Principal Balance:                                    $223,221
Weighted Average Gross Coupon:                                            8.295%
Weighted Average Net Coupon: (2)                                          7.785%
Weighted Average Current FICO Score:                                         626
Weighted Average Original LTV Ratio:                                      79.31%
Weighted Average Combined Original LTV Ratio:                             80.34%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          23
Weighted Average Gross Margin: (3)                                         6.22%
Weighted Average Initial Rate Cap: (3)                                     1.50%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         15.32%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current                     of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Principal Balance         Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               33     $1,432,769        0.16%    10.001%       691     $43,417      78.63%  78.63%  55.50%     96.90%
$50,001 - $75,000            210     13,663,597        1.55      8.865        656      65,065      78.70   83.41   63.32      77.21
$75,001 - $100,000           396     35,222,743        4.00      8.713        619      88,946      79.60   84.86   77.45      91.47
$100,001 - $125,000          450     50,544,198        5.73      8.666        611     112,320      80.32   85.38   73.17      90.48
$125,001 - $150,000          384     52,783,504        5.99      8.693        609     137,457      79.35   84.40   68.40      88.51
$150,001 - $200,000          682    118,684,085       13.46      8.511        610     174,024      79.47   84.82   63.04      89.76
$200,001 - $250,000          497    111,315,053       12.63      8.222        615     223,974      79.80   85.73   59.50      89.24
$250,001 - $300,000          355     97,940,969       11.11      8.236        622     275,890      80.32   86.57   47.24      90.10
$300,001 - $350,000          254     82,153,760        9.32      8.177        627     323,440      80.60   87.21   47.60      90.30
$350,001 - $400,000          224     83,775,314        9.50      8.182        633     373,997      80.31   88.04   35.14      93.75
$400,001 & Above             464    233,983,709       26.54      8.051        646     504,275      81.43   89.23   34.20      92.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                  20     $5,035,598        0.57%     5.756%       654    $251,780      71.53%  73.68%  100.00%   100.00%
6.00 - 6.49%                  73     21,256,066        2.41      6.299        674     291,179      73.17   78.20   90.15      96.04
6.50 - 6.99%                 295     84,788,054        9.62      6.817        648     287,417      76.89   83.67   77.29      98.39
7.00 - 7.49%                 383     94,894,821       10.77      7.265        638     247,767      77.96   86.21   68.85      98.15
7.50 - 7.99%                 785    184,520,512       20.93      7.763        631     235,058      79.08   88.15   57.20      94.64
8.00 - 8.49%                 558    123,315,576       13.99      8.257        626     220,996      80.81   89.39   49.88      93.34
8.50 - 8.99%                 727    158,386,474       17.97      8.748        616     217,863      81.30   87.57   39.55      88.60
9.00% & Above              1,108    209,302,600       23.74      9.774        610     188,901      83.87   86.24   29.11      79.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  149    $34,472,155        3.91%     8.392%       767    $231,357      83.95%  92.68%  31.94%     71.44%
720 - 739                     97     17,628,303        2.00      8.265        730     181,735      85.15   95.58   28.66      79.54
700 - 719                    139     33,773,043        3.83      8.108        709     242,972      82.29   93.31   24.88      77.50
680 - 699                    245     61,482,159        6.97      7.992        689     250,948      81.93   93.18   33.32      85.82
660 - 679                    342     83,876,120        9.52      8.028        669     245,252      81.66   92.74   32.68      84.95
640 - 659                    487    122,908,178       13.94      8.070        649     252,378      81.81   91.24   37.96      86.95
620 - 639                    552    126,285,123       14.33      8.175        629     228,777      81.34   89.98   48.07      91.43
600 - 619                    575    124,310,494       14.10      8.128        610     216,192      80.85   85.97   64.86      93.04
580 - 599                    409     88,906,715       10.09      8.449        589     217,376      79.98   83.09   59.03      97.11
560 - 579                    326     67,455,459        7.65      8.505        570     206,919      78.98   79.46   68.69      98.38
540 - 559                    288     56,048,890        6.36      8.863        551     194,614      75.91   76.18   66.65      99.19
520 - 539                    212     40,963,891        4.65      8.906        530     193,226      74.07   74.21   76.76      99.42
500 - 519                    128     23,389,173        2.65      9.306        510     182,728      70.90   70.95   75.85      99.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                      Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                      3,823   $870,046,304       98.70%     8.260%       625    $227,582      80.09%  86.64%  50.81%     90.65%
Second                       126     11,453,396        1.30     11.002        717      90,900      99.63   99.63   31.43      90.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Combined Original LTV     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               303    $56,470,233        6.41%     7.943%       593    $186,370      50.81%  50.90%  57.48%     97.87%
60.01 - 70.00%               305     62,024,597        7.04      8.093        592     203,359      66.55   66.82   60.17      97.27
70.01 - 80.00%             1,792    429,229,955       48.69      8.042        637     239,526      79.01   91.94   46.24      94.01
80.01 - 85.00%               443     98,260,993       11.15      8.382        597     221,808      84.38   85.05   58.31      92.71
85.01 - 90.00%               701    153,614,588       17.43      8.725        623     219,136      89.71   90.08   50.98      79.45
90.01 - 95.00%               262     66,591,999        7.55      8.736        646     254,168      94.79   94.79   54.64      78.91
95.01 - 100.00%              143     15,307,336        1.74     10.736        710     107,044      99.98   99.98   35.48      93.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               429    $67,923,630        7.71%     8.459%       614    $158,330      59.04%  59.12%  53.08%     96.66%
60.01 - 70.00%               305     62,024,597        7.04      8.093        592     203,359      66.55   66.82   60.17      97.27
70.01 - 80.00%             1,791    429,164,976       48.69      8.041        637     239,623      79.01   91.94   46.23      94.01
80.01 - 85.00%               442     98,211,064       11.14      8.381        597     222,197      84.38   85.06   58.29      92.71
85.01 - 90.00%               700    153,537,622       17.42      8.724        623     219,339      89.71   90.08   50.96      79.44
90.01 - 95.00%               260     66,424,909        7.54      8.730        646     255,480      94.79   94.79   54.78      78.85
95.01 - 100.00%               22      4,212,903        0.48     10.030        686     191,496     100.00   100.00  48.04     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation             Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                   2,303   $445,697,654       50.56%     7.915%       610    $193,529      79.86%  84.89%  100.00%    94.86%
Stated Doc                 1,593    419,442,788       47.58      8.717        644     263,304      80.86   88.67    0.00      85.83
Limited Doc                   53     16,359,259        1.86      7.837        631     308,665      80.48   91.17    0.00      99.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               1,945   $433,484,837       49.18%     8.271%       603    $222,871      77.77%  78.00%  58.41%     93.19%
Purchase                   1,670    381,389,991       43.27      8.369        654     228,377      83.07   96.14   37.57      86.42
Rate/term Refi               334     66,624,873        7.56      8.032        620     199,476      81.49   90.67   73.83      98.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             3,543   $799,061,804       90.65%     8.217%       622    $225,533      79.76%  86.43%  52.91%    100.00%
Investor                     269     51,885,514        5.89      9.230        666     192,883      87.40   87.82   30.74       0.00
Second Home                  137     30,552,382        3.47      8.749        673     223,010      83.66   94.99   22.74       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type             Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              2,994   $646,885,261       73.38%     8.288%       622    $216,061      79.88%  85.91%  51.67%     92.21%
PUD                          459    108,283,655       12.28      8.258        628     235,912      81.64   89.29   56.93      88.60
2-4 Family                   223     69,047,481        7.83      8.264        656     309,630      81.39   88.11   33.19      86.24
Condo                        273     57,283,304        6.50      8.486        642     209,829      81.89   90.59   46.96      82.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         1,047   $335,354,946       38.04%     8.069%       635    $320,301      78.62%  86.24%  38.62%     93.09%
FL                           461     92,412,572       10.48      8.485        620     200,461      79.76   84.96   49.93      85.99
NY                           145     48,319,750        5.48      8.139        641     333,240      81.50   87.79   39.59      93.12
NJ                           161     42,862,839        4.86      8.463        629     266,229      81.63   85.60   43.46      93.85
AZ                           185     36,489,048        4.14      8.233        616     197,238      79.95   85.16   61.53      84.68
TX                           249     29,240,519        3.32      8.445        616     117,432      80.37   88.28   66.82      92.31
IL                           123     25,385,627        2.88      8.399        618     206,387      83.79   87.99   55.23      90.37
NV                            88     21,250,932        2.41      8.339        635     241,488      80.21   89.06   51.43      80.76
MD                            98     20,550,981        2.33      8.282        603     209,704      78.03   82.46   65.62      97.45
PA                           110     15,706,893        1.78      8.561        605     142,790      83.22   86.55   73.63      92.65
Other                      1,282    213,925,594       24.27      8.525        619     166,869      82.46   88.66   65.59      88.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
92553                         12     $3,327,263        0.38%     8.016%       626    $277,272      78.94%  87.26%  32.89%    100.00%
91331                          8      2,916,922        0.33      7.435        627     364,615      76.55   85.23   32.90     100.00
91710                          7      2,883,495        0.33      8.157        628     411,928      83.19   88.96   51.29      84.71
90805                          8      2,735,533        0.31      8.023        600     341,942      78.65   84.77   36.83     100.00
92336                          8      2,729,055        0.31      7.881        630     341,132      78.55   87.73   39.16     100.00
92114                          7      2,524,676        0.29      7.792        644     360,668      77.79   87.17   29.13     100.00
92335                          8      2,339,082        0.27      7.954        612     292,385      74.00   80.30   76.49      88.48
91001                          5      2,334,056        0.26      7.411        629     466,811      68.18   76.14   60.18      79.03
90746                          5      2,293,074        0.26      7.453        641     458,615      80.79   84.77   73.69     100.00
92509                          8      2,252,930        0.26      8.721        648     281,616      80.45   90.53   10.99      88.20
Other                      3,873    855,163,614       97.01      8.308        626     220,801      80.42   86.85   50.78      90.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining                 Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                   of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                       19     $1,827,743        0.21%     7.931%       636     $96,197      68.70%  68.70%  69.11%    100.00%
181 - 240                     20      2,210,472        0.25      7.722        610     110,524      71.17   71.81   72.48     100.00
241 - 360                  3,910    877,461,486       99.54      8.298        626     224,415      80.39   86.88   50.47      90.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type         Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                   1,183   $221,086,912       25.08%     8.644%       615    $186,887      81.03%  86.34%  54.71%     86.93%
2 YR ARM BALLOON 40/30     1,821    452,147,901       51.29      8.311        622     248,296      80.53   87.47   43.26      89.84
2 YR ARM IO                  290    101,180,931       11.48      7.750        651     348,900      81.11   91.79   50.98      97.25
3 YR ARM                      10      1,707,069        0.19      7.483        632     170,707      79.07   88.83   80.09     100.00
3 YR ARM BALLOON 40/30         7      1,462,417        0.17      7.607        655     208,917      78.66   83.03   70.36      84.37
FIXED                        553     79,118,756        8.98      8.183        639     143,072      77.75   79.78   73.59      95.12
FIXED BALLOON 40/30           85     24,795,714        2.81      7.580        652     291,714      76.18   80.97   68.32      97.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Initial                   Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                    of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         23     $3,484,576        0.40%     8.793%       598    $151,503      84.04%  89.02%  59.59%     96.67%
1.50%                      3,288    774,100,655       87.82      8.328        624     235,432      80.72   87.70   47.60      89.96
N/A                          638    103,914,470       11.79      8.039        642     162,875      77.38   80.07   72.33      95.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                    of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         23     $3,484,576        0.40%     8.793%       598    $151,503      84.04%  89.02%  59.59%     96.67%
1.50%                      3,288    774,100,655       87.82      8.328        624     235,432      80.72   87.70   47.60      89.96
N/A                          638    103,914,470       11.79      8.039        642     162,875      77.38   80.07   72.33      95.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                      Distribution by Months to Rate Reset


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Months                    Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
To Rate                     of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Reset                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                    3,294   $774,415,744       87.85%     8.333%       624    $235,099      80.75%  87.71%  47.54%     89.98%
25 - 36                       17      3,169,486        0.36      7.540        643     186,440      78.88   86.16   75.60      92.79
N/A                          638    103,914,470       11.79      8.039        642     162,875      77.38   80.07   72.33      95.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Life Maximum Rate         Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.50 - 12.99%                20     $5,035,598        0.57%     5.756%       654    $251,780      71.53%  73.68%  100.00%   100.00%
13.00 - 13.49%                48     13,460,778        1.53      6.304        676     280,433      76.09   84.04   91.39      93.74
13.50 - 13.99%               236     69,218,369        7.85      6.824        648     293,298      78.67   86.72   77.00      98.03
14.00 - 14.49%               288     77,887,688        8.84      7.278        638     270,443      78.93   88.50   64.81      97.59
14.50 - 14.99%               641    162,220,344       18.40      7.777        632     253,074      79.68   89.59   53.22      94.22
15.00 - 15.49%               490    112,688,921       12.78      8.268        626     229,977      81.16   90.21   47.43      93.42
15.50 - 15.99%               667    148,726,398       16.87      8.758        615     222,978      81.17   87.15   38.35      88.81
16.00% & Above               921    188,347,135       21.37      9.706        604     204,503      83.15   85.70   27.93      78.59
N/A                          638    103,914,470       11.79      8.039        642     162,875      77.38   80.07   72.33      95.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Margin                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  4     $1,134,269        0.13%     9.334%       578    $283,567      81.08%  81.08%  26.61%    100.00%
5.00 - 5.49%                   1        112,016        0.01      7.750        606     112,016      90.00   90.00   100.00    100.00
5.50 - 5.99%                 527    131,909,720       14.96      8.203        626     250,303      81.02   87.09   49.12      91.87
6.00 - 6.49%               2,406    564,557,928       64.05      8.247        630     234,646      81.33   89.43   48.32      88.76
6.50 - 6.99%                 241     52,398,264        5.94      8.972        584     217,420      79.19   79.79   41.70      94.28
7.00 - 7.49%                 123     25,341,142        2.87      9.408        570     206,026      70.03   70.38   36.46      97.94
7.50 - 7.99%                   8      1,505,183        0.17      8.879        545     188,148      62.81   62.81   55.75      89.91
8.00 - 8.49%                   1        626,710        0.07      8.750        656     626,710      95.00   95.00   100.00    100.00
N/A                          638    103,914,470       11.79      8.039        642     162,875      77.38   80.07   72.33      95.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3,949   $881,499,701      100.00%     8.295%       626    $223,221      80.34%  86.81%  50.56%     90.65%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $301,975,574
Number of Mortgage Loans:                                                  1,604
Average Scheduled Principal Balance:                                    $188,264
Weighted Average Gross Coupon:                                            8.446%
Weighted Average Net Coupon: (2)                                          7.936%
Weighted Average Current FICO Score:                                         610
Weighted Average Original LTV Ratio:                                      79.87%
Weighted Average Combined Original LTV Ratio:                             80.43%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll: (3)                                          23
Weighted Average Gross Margin: (3)                                         6.25%
Weighted Average Initial Rate Cap: (3)                                     1.50%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         15.49%

1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current                     of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Principal Balance         Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               13       $519,292        0.17%    10.408%       709     $39,946      95.63%  95.63%  46.29%    100.00%
$50,001 - $75,000             70      4,603,181        1.52      8.781        651      65,760      78.17   85.15   60.82      86.41
$75,001 - $100,000           186     16,483,916        5.46      8.660        614      88,623      81.77   89.34   77.38      95.25
$100,001 - $125,000          217     24,356,917        8.07      8.614        607     112,244      81.13   87.28   71.54      94.94
$125,001 - $150,000          189     25,917,446        8.58      8.706        607     137,129      80.84   85.83   61.80      93.76
$150,001 - $200,000          328     56,880,749       18.84      8.519        605     173,417      80.01   83.92   59.81      93.69
$200,001 - $250,000          231     51,670,404       17.11      8.231        609     223,681      80.66   83.11   56.48      91.87
$250,001 - $300,000          137     37,747,544       12.50      8.463        610     275,530      80.42   81.66   40.36      87.67
$300,001 - $350,000          104     33,573,619       11.12      8.365        607     322,823      78.94   81.03   40.22      94.37
$350,001 - $400,000           92     34,361,580       11.38      8.434        613     373,495      80.26   82.29   30.43      93.48
$400,001 & Above              37     15,860,926        5.25      7.968        626     428,674      81.74   82.95   34.71      94.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                   3       $760,038        0.25%     5.887%       641    $253,346      76.67%  76.67%  100.00%   100.00%
6.00 - 6.49%                  19      4,782,168        1.58      6.346        656     251,693      74.62   79.82   74.60     100.00
6.50 - 6.99%                  89     20,377,150        6.75      6.795        650     228,957      77.76   82.10   72.76      96.27
7.00 - 7.49%                 149     30,160,493        9.99      7.264        637     202,419      78.61   82.87   72.40      99.04
7.50 - 7.99%                 314     60,655,150       20.09      7.775        619     193,169      79.39   84.67   68.21      95.32
8.00 - 8.49%                 215     39,819,563       13.19      8.256        610     185,207      81.41   86.30   58.96      93.56
8.50 - 8.99%                 321     58,607,652       19.41      8.754        601     182,578      81.55   84.36   43.73      92.79
9.00% & Above                494     86,813,361       28.75      9.729        589     175,736      81.56   82.36   29.57      87.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                   20     $4,200,777        1.39%     7.721%       767    $210,039      81.16%  85.33%  44.40%     88.76%
720 - 739                     26      3,369,604        1.12      7.968        730     129,600      85.46   90.48   46.08      87.61
700 - 719                     35      6,187,691        2.05      8.349        709     176,791      82.62   84.93   27.49      73.42
680 - 699                     85     16,464,020        5.45      7.872        688     193,694      81.94   88.28   37.33      87.04
660 - 679                    111     20,715,212        6.86      7.935        668     186,624      82.60   87.23   45.35      88.18
640 - 659                    188     35,283,488       11.68      8.165        648     187,678      81.95   87.97   44.53      86.41
620 - 639                    216     38,753,180       12.83      8.205        629     179,413      82.35   87.75   55.69      93.03
600 - 619                    259     47,756,059       15.81      8.282        609     184,386      82.29   86.22   61.38      91.49
580 - 599                    205     38,135,228       12.63      8.649        589     186,026      80.70   83.66   51.84      95.97
560 - 579                    182     36,272,133       12.01      8.794        570     199,297      80.69   81.03   53.06      98.08
540 - 559                    145     29,909,174        9.90      8.925        552     206,270      76.55   76.81   52.98      98.49
520 - 539                     84     15,589,297        5.16      9.057        529     185,587      72.82   72.82   64.77      99.17
500 - 519                     48      9,339,709        3.09      9.314        511     194,577      69.13   69.13   52.61      98.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                      Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                      1,576   $299,864,993       99.30%     8.428%       609    $190,270      80.30%  83.61%  52.14%     92.78%
Second                        28      2,110,581        0.70     11.008        706      75,378      98.60   98.60   37.09     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Combined Original LTV     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                99    $19,186,365        6.35%     8.480%       587    $193,802      50.27%  50.54%  10.26%     94.01%
60.01 - 70.00%               127     25,393,724        8.41      8.370        595     199,951      67.24   67.67   30.86      95.69
70.01 - 80.00%               684    124,733,590       41.31      8.162        611     182,359      77.77   85.27   59.53      96.37
80.01 - 85.00%               128     26,817,842        8.88      8.760        608     209,514      84.45   85.44   15.85      83.38
85.01 - 90.00%               404     77,402,750       25.63      8.710        607     191,591      89.64   89.81   64.57      88.47
90.01 - 95.00%               122     24,259,259        8.03      8.461        640     198,846      94.57   94.57   68.13      93.80
95.01 - 100.00%               40      4,182,046        1.38     10.229        683     104,551      99.94   99.94   55.68     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               127    $21,296,946        7.05%     8.730%       599    $167,692      55.06%  55.30%  12.92%     94.60%
60.01 - 70.00%               127     25,393,724        8.41      8.370        595     199,951      67.24   67.67   30.86      95.69
70.01 - 80.00%               684    124,733,590       41.31      8.162        611     182,359      77.77   85.27   59.53      96.37
80.01 - 85.00%               127     26,767,912        8.86      8.756        608     210,771      84.46   85.45   15.69      83.35
85.01 - 90.00%               403     77,325,784       25.61      8.709        606     191,875      89.64   89.81   64.53      88.46
90.01 - 95.00%               120     24,092,169        7.98      8.442        640     200,768      94.57   94.57   68.60      93.76
95.01 - 100.00%               16      2,365,450        0.78      9.616        663     147,841     100.00   100.00  70.71     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation             Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                     930   $157,139,225       52.04%     8.089%       605    $168,967      82.96%  87.44%  100.00%    95.50%
Stated Doc                   658    141,477,916       46.85      8.851        616     215,012      77.69   79.62    0.00      89.69
Limited Doc                   16      3,358,433        1.11      8.104        593     209,902      77.47   81.45    0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               1,031   $218,042,730       72.21%     8.498%       604    $211,487      79.47%  79.85%  45.41%     90.51%
Purchase                     362     46,855,377       15.52      8.432        629     129,435      82.51   94.09   67.13     100.00
Rate/term Refi               211     37,077,467       12.28      8.158        623     175,723      83.44   93.31   71.94      97.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             1,491   $280,316,717       92.83%     8.401%       608    $188,006      80.22%  83.75%  53.53%    100.00%
Investor                     100     18,699,428        6.19      8.982        645     186,994      82.84   82.84   36.06       0.00
Second Home                   13      2,959,429        0.98      9.352        622     227,648      85.10   85.90   11.12       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type             Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              1,246   $228,381,848       75.63%     8.503%       606    $183,292      80.38%  83.45%  51.48%     93.72%
PUD                          167     32,910,393       10.90      8.199        612     197,068      81.95   86.86   67.51      95.57
2-4 Family                    87     22,874,175        7.57      8.181        631     262,922      78.15   79.84   34.15      85.45
Condo                        104     17,809,159        5.90      8.511        628     171,242      81.20   86.18   53.51      85.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                           312    $82,041,639       27.17%     8.408%       603    $262,954      76.71%  77.93%  31.17%     90.30%
FL                           184     33,681,088       11.15      8.517        602     183,049      79.22   81.03   48.81      95.29
NJ                            63     17,028,537        5.64      8.363        623     270,294      82.55   84.25   40.18      93.26
AZ                            72     14,209,781        4.71      8.317        603     197,358      81.32   83.29   59.78      94.81
NY                            45     12,526,228        4.15      7.925        627     278,361      77.03   79.19   41.56      91.34
IL                            65     12,503,945        4.14      8.516        618     192,368      84.42   89.83   55.02      92.00
TX                           111     12,138,202        4.02      8.515        607     109,353      81.21   87.09   70.40      93.32
MD                            51      9,870,767        3.27      8.268        605     193,544      77.97   82.30   56.07     100.00
MI                            61      8,252,997        2.73      8.617        608     135,295      84.70   90.42   73.93      98.55
PA                            52      7,201,612        2.38      8.749        608     138,493      84.35   89.70   69.15      96.25
Other                        588     92,520,778       30.64      8.521        616     157,348      83.04   88.21   67.60      92.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
92307                          8     $1,771,368        0.59%     8.179%       618    $221,421      73.18%  73.18%  71.39%     52.31%
92335                          5      1,661,604        0.55      8.203        605     332,321      76.73   83.29   78.45      83.78
92553                          5      1,412,200        0.47      8.449        594     282,440      80.32   80.32   19.47     100.00
90047                          4      1,305,182        0.43      7.450        657     326,295      73.06   73.06    0.00     100.00
90805                          3      1,183,467        0.39      8.198        576     394,489      81.67   81.67   32.52     100.00
92394                          4      1,163,418        0.39      8.127        567     290,855      85.63   85.63   77.65     100.00
92105                          3      1,139,836        0.38      8.184        621     379,945      75.15   75.15   33.86     100.00
95206                          3      1,060,443        0.35      9.044        609     353,481      89.31   89.31   60.97     100.00
92114                          3        971,162        0.32      7.573        617     323,721      72.36   72.36   37.67     100.00
93306                          4        938,461        0.31      8.520        591     234,615      82.73   82.73   28.14     100.00
Other                      1,562    289,368,433       95.83      8.457        610     185,255      80.51   83.90   52.30      92.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining                 Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                   of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                        6       $711,782        0.24%     7.310%       644    $118,630      70.80%  70.80%  57.57%    100.00%
181 - 240                      7        906,643        0.30      7.755        629     129,520      76.96   76.96   45.38     100.00
241 - 360                  1,591    300,357,149       99.46      8.451        610     188,785      80.46   83.76   52.04      92.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type         Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     530    $85,539,073       28.33%     8.701%       606    $161,394      81.06%  85.17%  53.97%     92.14%
2 YR ARM BALLOON 40/30       785    165,514,910       54.81      8.483        602     210,847      80.52   83.42   46.98      92.32
2 YR ARM IO                   51     12,218,998        4.05      7.507        665     239,588      79.56   83.45   49.42      97.31
3 YR ARM                       4        604,604        0.20      8.023        683     151,151      80.43   98.49   74.09     100.00
3 YR ARM BALLOON 40/30         4      1,001,997        0.33      7.461        633     250,499      75.76   77.52   79.55     100.00
FIXED                        200     29,624,213        9.81      8.108        635     148,121      79.62   82.09   70.36      95.03
FIXED BALLOON 40/30           30      7,471,779        2.47      7.755        629     249,059      76.48   79.84   68.01      94.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Initial                   Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                    of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         13     $1,784,480        0.59%     8.881%       598    $137,268      83.46%  86.40%  59.67%    100.00%
1.50%                      1,361    263,095,102       87.12      8.501        607     193,310      80.61   83.99   49.47      92.49
N/A                          230     37,095,992       12.28      8.037        634     161,287      78.99   81.64   69.89      94.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                    of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         13     $1,784,480        0.59%     8.881%       598    $137,268      83.46%  86.40%  59.67%    100.00%
1.50%                      1,361    263,095,102       87.12      8.501        607     193,310      80.61   83.99   49.47      92.49
N/A                          230     37,095,992       12.28      8.037        634     161,287      78.99   81.64   69.89      94.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

                      Distribution by Months to Rate Reset


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Months                    Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
To Rate                     of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Reset                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                    1,366   $263,272,981       87.18%     8.508%       607    $192,733      80.65%  83.99%  49.37%     92.49%
25 - 36                        8      1,606,601        0.53      7.672        652     200,825      77.52   85.41   77.50     100.00
N/A                          230     37,095,992       12.28      8.037        634     161,287      78.99   81.64   69.89      94.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Life Maximum Rate         Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.50 - 12.99%                 3       $760,038        0.25%     5.887%       641    $253,346      76.67%  76.67% 100.00%    100.00%
13.00 - 13.49%                15      3,869,405        1.28      6.367        647     257,960      76.95   83.37   90.97     100.00
13.50 - 13.99%                75     16,535,379        5.48      6.820        647     220,472      79.79   85.13   79.53      95.40
14.00 - 14.49%               110     23,954,849        7.93      7.279        637     217,771      78.34   83.42   66.91      98.79
14.50 - 14.99%               251     49,722,341       16.47      7.800        618     198,097      79.90   85.23   65.07      95.09
15.00 - 15.49%               187     34,755,370       11.51      8.266        608     185,858      81.58   86.95   57.88      94.56
15.50 - 15.99%               301     56,292,563       18.64      8.782        598     187,018      81.10   83.60   41.67      92.99
16.00% & Above               432     78,989,637       26.16      9.705        586     182,846      81.44   82.26   27.63      86.79
N/A                          230     37,095,992       12.28      8.037        634     161,287      78.99   81.64   69.89      94.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Margin                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  1       $359,939        0.12%     9.750%       586    $359,939      90.00%  90.00%   0.00%    100.00%
5.50 - 5.99%                 236     48,400,968       16.03      8.404        611     205,089      81.58   85.15   55.21      91.86
6.00 - 6.49%                 938    173,272,622       57.38      8.384        612     184,726      81.60   85.67   53.39      91.82
6.50 - 6.99%                 128     27,897,890        9.24      8.901        587     217,952      78.11   78.55   30.28      94.65
7.00 - 7.49%                  67     14,274,967        4.73      9.452        576     213,059      70.96   71.07   21.79     100.00
7.50 - 7.99%                   4        673,197        0.22      9.043        558     168,299      69.08   69.08   63.44      77.43
N/A                          230     37,095,992       12.28      8.037        634     161,287      78.99   81.64   69.89      94.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,604   $301,975,574      100.00%     8.446%       610    $188,264      80.43%  83.71%  52.04%     92.83%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $579,524,127
Number of Mortgage Loans:                                                  2,345
Average Scheduled Principal Balance:                                    $247,132
Weighted Average Gross Coupon:                                            8.217%
Weighted Average Net Coupon: (2)                                          7.707%
Weighted Average Current FICO Score:                                         635
Weighted Average Original LTV Ratio:                                      79.01%
Weighted Average Combined Original LTV Ratio:                             80.30%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           2
Weighted Average Months to Roll: (3)                                          23
Weighted Average Gross Margin: (3)                                         6.20%
Weighted Average Initial Rate Cap: (3)                                     1.50%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         15.24%

1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Current                     of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Principal Balance         Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               20       $913,476        0.16%     9.769%       681     $45,674      68.97%  68.97%  60.74%     95.14%
$50,001 - $75,000            140      9,060,416        1.56      8.908        659      64,717      78.96   82.52   64.59      72.54
$75,001 - $100,000           210     18,738,827        3.23      8.760        623      89,233      77.69   80.91   77.50      88.15
$100,001 - $125,000          233     26,187,281        4.52      8.714        614     112,392      79.56   83.62   74.68      86.33
$125,001 - $150,000          195     26,866,058        4.64      8.680        610     137,775      77.91   83.02   74.76      83.44
$150,001 - $200,000          354     61,803,337       10.66      8.504        615     174,586      78.98   85.64   66.02      86.13
$200,001 - $250,000          266     59,644,649       10.29      8.214        620     224,228      79.05   88.01   62.12      86.96
$250,001 - $300,000          218     60,193,426       10.39      8.093        630     276,117      80.26   89.65   51.56      91.63
$300,001 - $350,000          150     48,580,141        8.38      8.046        641     323,868      81.74   91.49   52.69      87.48
$350,001 - $400,000          132     49,413,733        8.53      8.007        647     374,346      80.34   92.04   38.42      93.93
$400,001 & Above             427    218,122,782       37.64      8.057        647     510,826      81.40   89.68   34.16      91.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Current Rate              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%                  17     $4,275,561        0.74%     5.732%       656    $251,504      70.62%  73.15% 100.00%    100.00%
6.00 - 6.49%                  54     16,473,898        2.84      6.285        679     305,072      72.75   77.73   94.66      94.89
6.50 - 6.99%                 206     64,410,904       11.11      6.823        647     312,674      76.61   84.16   78.72      99.06
7.00 - 7.49%                 234     64,734,328       11.17      7.266        639     276,642      77.65   87.76   67.19      97.73
7.50 - 7.99%                 471    123,865,362       21.37      7.757        637     262,984      78.93   89.86   51.81      94.30
8.00 - 8.49%                 343     83,496,013       14.41      8.258        633     243,429      80.53   90.86   45.56      93.24
8.50 - 8.99%                 406     99,778,822       17.22      8.744        626     245,761      81.16   89.46   37.10      86.14
9.00% & Above                614    122,489,239       21.14      9.806        625     199,494      85.51   89.00   28.78      74.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                          Distribution by Credit Score


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Credit Score              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  129    $30,271,378        5.22%     8.485%       767    $234,662      84.33%  93.70%  30.20%     69.03%
720 - 739                     71     14,258,698        2.46      8.335        730     200,827      85.07   96.78   24.55      77.63
700 - 719                    104     27,585,352        4.76      8.054        709     265,244      82.22   95.20   24.30      78.41
680 - 699                    160     45,018,139        7.77      8.035        689     281,363      81.93   94.97   31.85      85.37
660 - 679                    231     63,160,908       10.90      8.058        669     273,424      81.35   94.55   28.52      83.89
640 - 659                    299     87,624,690       15.12      8.032        650     293,059      81.75   92.56   35.31      87.17
620 - 639                    336     87,531,942       15.10      8.162        629     260,512      80.89   90.96   44.69      90.72
600 - 619                    316     76,554,434       13.21      8.031        610     242,261      79.95   85.81   67.03      94.00
580 - 599                    204     50,771,487        8.76      8.299        589     248,880      79.44   82.66   64.43      97.96
560 - 579                    144     31,183,326        5.38      8.169        569     216,551      76.98   77.64   86.88      98.71
540 - 559                    143     26,139,716        4.51      8.791        550     182,795      75.18   75.45   82.29     100.00
520 - 539                    128     25,374,594        4.38      8.814        530     198,239      74.83   75.05   84.13      99.57
500 - 519                     80     14,049,463        2.42      9.301        510     175,618      72.07   72.16   91.30     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Lien                      Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                      2,247   $570,181,311       98.39%     8.171%       633    $253,752      79.98%  88.23%  50.11%     89.53%
Second                        98      9,342,815        1.61     11.001        720      95,335      99.86   99.86   30.15      88.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Combined Original LTV     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               204    $37,283,868        6.43%     7.666%       597    $182,764      51.09%  51.09%  81.77%     99.85%
60.01 - 70.00%               178     36,630,873        6.32      7.900        590     205,791      66.06   66.23   80.48      98.37
70.01 - 80.00%             1,108    304,496,365       52.54      7.993        648     274,816      79.51   94.67   40.80      93.04
80.01 - 85.00%               315     71,443,152       12.33      8.241        593     226,804      84.35   84.91   74.26      96.22
85.01 - 90.00%               297     76,211,838       13.15      8.740        641     256,606      89.78   90.36   37.19      70.29
90.01 - 95.00%               140     42,332,740        7.30      8.894        649     302,377      94.91   94.91   46.91      70.37
95.01 - 100.00%              103     11,125,290        1.92     10.926        720     108,013     100.00   100.00  27.89      90.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                          Distribution by Original LTV


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Original LTV              Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               302    $46,626,684        8.05%     8.335%       621    $154,393      60.86%  60.86%  71.43%     97.61%
60.01 - 70.00%               178     36,630,873        6.32      7.900        590     205,791      66.06   66.23   80.48      98.37
70.01 - 80.00%             1,107    304,431,387       52.53      7.992        648     275,006      79.51   94.67   40.79      93.04
80.01 - 85.00%               315     71,443,152       12.33      8.241        593     226,804      84.35   84.91   74.26      96.22
85.01 - 90.00%               297     76,211,838       13.15      8.740        641     256,606      89.78   90.36   37.19      70.29
90.01 - 95.00%               140     42,332,740        7.30      8.894        649     302,377      94.91   94.91   46.91      70.37
95.01 - 100.00%                6      1,847,453        0.32     10.561        715     307,909     100.00   100.00  19.02     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Documentation             Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                   1,373   $288,558,429       49.79%     7.821%       612    $210,166      78.17%  83.50% 100.00%     94.52%
Stated Doc                   935    277,964,871       47.96      8.649        658     297,289      82.47   93.27    0.00      83.87
Limited Doc                   37     13,000,826        2.24      7.768        641     351,374      81.25   93.68    0.00      99.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Purpose                   Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                   1,308   $334,534,614       57.73%     8.360%       658    $255,760      83.15%  96.43%  33.43%     84.51%
Cashout Refi                 914    215,442,106       37.18      8.042        601     235,713      76.04   76.12   71.58      95.90
Rate/term Refi               123     29,547,406        5.10      7.873        617     240,223      79.05   87.35   76.20      99.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Occupancy                 Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             2,052   $518,745,087       89.51%     8.118%       630    $252,800      79.51%  87.87%  52.58%    100.00%
Investor                     169     33,186,087        5.73      9.370        678     196,367      89.97   90.63   27.73       0.00
Second Home                  124     27,592,953        4.76      8.685        678     222,524      83.50   95.96   23.99       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                          Distribution by Property Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Property Type             Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family              1,748   $418,503,413       72.22%     8.171%       630    $239,418      79.61%  87.26%  51.77%     91.39%
PUD                          292     75,373,262       13.01      8.284        635     258,128      81.50   90.35   52.31      85.56
2-4 Family                   136     46,173,306        7.97      8.305        668     339,510      82.99   92.21   32.72      86.63
Condo                        169     39,474,145        6.81      8.475        648     233,575      82.19   92.57   44.01      80.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
State                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                           735   $253,313,306       43.71%     7.959%       645    $344,644      79.24%  88.93%  41.03%     93.99%
FL                           277     58,731,483       10.13      8.467        630     212,027      80.06   87.21   50.57      80.65
NY                           100     35,793,522        6.18      8.213        647     357,935      83.06   90.80   38.90      93.75
NJ                            98     25,834,301        4.46      8.529        633     263,615      81.03   86.50   45.61      94.23
AZ                           113     22,279,267        3.84      8.179        625     197,162      79.07   86.35   62.65      78.22
TX                           138     17,102,318        2.95      8.395        622     123,930      79.78   89.12   64.29      91.59
NV                            56     14,580,093        2.52      8.315        642     260,359      79.97   91.38   44.19      81.82
IL                            58     12,881,682        2.22      8.285        618     222,098      83.18   86.20   55.43      88.80
MD                            47     10,680,214        1.84      8.295        601     227,239      78.09   82.61   74.45      95.09
WA                            46     10,372,322        1.79      8.193        613     225,485      83.23   89.33   71.00      99.10
Other                        677    117,955,617       20.35      8.535        622     174,233      81.67   88.21   63.89      83.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Zip                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
91001                          5     $2,334,056        0.40%     7.411%       629    $466,811      68.18%  76.14%  60.18%     79.03%
91710                          5      2,255,291        0.39      8.345        641     451,058      86.13   90.67   51.40      80.45
92509                          8      2,252,930        0.39      8.721        648     281,616      80.45   90.53   10.99      88.20
91331                          6      2,239,206        0.39      7.299        641     373,201      78.11   89.41   42.86     100.00
90746                          4      2,148,142        0.37      7.278        648     537,036      84.14   88.38   71.91     100.00
92805                          4      2,116,705        0.37      8.208        662     529,176      84.54   98.49   21.92     100.00
92336                          6      2,116,218        0.37      7.743        633     352,703      78.98   90.81   50.50     100.00
92553                          7      1,915,063        0.33      7.697        649     273,580      77.93   92.38   42.79     100.00
06903                          2      1,900,022        0.33      8.476        603     950,011      55.31   55.31    0.00     100.00
91335                          4      1,740,750        0.30      7.352        691     435,188      84.38   98.54   47.86     100.00
Other                      2,294    558,505,743       96.37      8.230        634     243,464      80.39   88.47   50.14      89.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining                 Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Months To                   of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Maturity                  Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                       13     $1,115,960        0.19%     8.326%       631     $85,843      67.37%  67.37%  76.46%    100.00%
181 - 240                     13      1,303,829        0.22      7.700        597     100,295      67.14   68.23   91.32     100.00
241 - 360                  2,319    577,104,337       99.58      8.218        635     248,859      80.35   88.50   49.65      89.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                        Distribution by Amortization Type


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Amortization Type         Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     653   $135,547,839       23.39%     8.609%       621    $207,577      81.01%  87.08%  55.18%     83.64%
2 YR ARM BALLOON 40/30     1,036    286,632,991       49.46      8.212        634     276,673      80.54   89.80   41.11      88.41
2 YR ARM IO                  239     88,961,933       15.35      7.784        649     372,226      81.32   92.94   51.20      97.25
3 YR ARM                       6      1,102,465        0.19      7.188        605     183,744      78.32   83.53   83.38     100.00
3 YR ARM BALLOON 40/30         3        460,420        0.08      7.925        702     153,473      84.96   95.04   50.37      50.37
FIXED                        353     49,494,544        8.54      8.227        641     140,211      76.63   78.40   75.52      95.18
FIXED BALLOON 40/30           55     17,323,935        2.99      7.505        662     314,981      76.05   81.46   68.45      98.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Initial                   Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                    of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         10     $1,700,095        0.29%     8.700%       598    $170,010      84.66%  91.76%  59.49%     93.18%
1.50%                      1,927    511,005,553       88.18      8.238        633     265,182      80.78   89.61   46.64      88.66
N/A                          408     66,818,478       11.53      8.040        646     163,771      76.48   79.19   73.68      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
Periodic                    of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Cap                       Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         10     $1,700,095        0.29%     8.700%       598    $170,010      84.66%  91.76%  59.49%     93.18%
1.50%                      1,927    511,005,553       88.18      8.238        633     265,182      80.78   89.61   46.64      88.66
N/A                          408     66,818,478       11.53      8.040        646     163,771      76.48   79.19   73.68      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
Months                    Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
To Rate                     of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Reset                     Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                    1,928   $511,142,763       88.20%     8.242%       633    $265,116      80.80%  89.63%  46.60%     88.68%
25 - 36                        9      1,562,885        0.27      7.405        633     173,654      80.28   86.92   73.65      85.38
N/A                          408     66,818,478       11.53      8.040        646     163,771      76.48   79.19   73.68      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

                        Distribution by Life Maximum Rate


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Life Maximum Rate         Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.50 - 12.99%                17     $4,275,561        0.74%     5.732%       656    $251,504      70.62%  73.15% 100.00%    100.00%
13.00 - 13.49%                33      9,591,373        1.66      6.279        688     290,648      75.74   84.31   91.57      91.22
13.50 - 13.99%               161     52,682,989        9.09      6.825        649     327,224      78.32   87.23   76.21      98.86
14.00 - 14.49%               178     53,932,839        9.31      7.277        639     302,993      79.20   90.76   63.88      97.06
14.50 - 14.99%               390    112,498,003       19.41      7.766        639     288,456      79.59   91.52   47.98      93.84
15.00 - 15.49%               303     77,933,551       13.45      8.269        634     257,206      80.98   91.66   42.78      92.91
15.50 - 15.99%               366     92,433,836       15.95      8.744        626     252,551      81.21   89.31   36.32      86.27
16.00% & Above               489    109,357,497       18.87      9.707        617     223,635      84.39   88.18   28.15      72.66
N/A                          408     66,818,478       11.53      8.040        646     163,771      76.48   79.19   73.68      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                                Weighted    Wt.
                                                   Pct. Of    Weighted   Weighted                 Avg.     Avg.
                          Number                   Pool By      Avg.       Avg.       Avg.      Combined   CLTV    Pct.      Pct.
                            of      Principal     Principal    Gross     Current    Principal   Original   incld   Full     Owner
Margin                    Loans      Balance       Balance     Coupon      FICO      Balance      LTV       SS.     Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                  3       $774,330        0.13%     9.140%       575    $258,110      76.93%  76.93%  38.98%    100.00%
5.00 - 5.49%                   1        112,016        0.02      7.750        606     112,016      90.00   90.00  100.00     100.00
5.50 - 5.99%                 291     83,508,752       14.41      8.087        634     286,972      80.69   88.22   45.59      91.88
6.00 - 6.49%               1,468    391,285,306       67.52      8.187        638     266,543      81.21   91.10   46.07      87.41
6.50 - 6.99%                 113     24,500,373        4.23      9.052        582     216,817      80.42   81.19   54.71      93.86
7.00 - 7.49%                  56     11,066,174        1.91      9.350        562     197,610      68.83   69.49   55.37      95.28
7.50 - 7.99%                   4        831,986        0.14      8.747        535     207,997      57.74   57.74   49.53     100.00
8.00 - 8.49%                   1        626,710        0.11      8.750        656     626,710      95.00   95.00  100.00     100.00
N/A                          408     66,818,478       11.53      8.040        646     163,771      76.48   79.19   73.68      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,345   $579,524,127      100.00%     8.217%       635    $247,132      80.30%  88.42%  49.79%     89.51%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.